Acquisitions & Divestitures	12 Months Ended
Dec. 31, 2019
Acquisitions & Divestitures
Acquisitions & Divestitures

NOTE E. ACQUISITIONS & DIVESTITURES

Acquisitions

The company accounts for business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Significant judgments and use of estimates are required when performing valuations. For example, the company uses judgments when estimating the fair value of intangible assets using a discounted cash flow model, which involves the use of significant estimates and assumptions with respect to revenue growth rates, the customer attrition rate and discount rates.

Purchase price consideration for all acquisitions was paid primarily in cash. All acquisitions, except otherwise stated were for 100 percent of the acquired business and are reported in the Consolidated Statement of Cash Flows, net of acquired cash and cash equivalents.

2019

In 2019, the company completed one acquisition at an aggregate cost of $35 billion.

Red Hat–On July 9, 2019, the company completed the acquisition of all of the outstanding shares of Red Hat. Red Hat’s portfolio of open-source and cloud technologies combined with IBM’s innovative hybrid cloud technology and industry expertise are delivering the hybrid multi-cloud capabilities required to address the next chapter of cloud implementations.

On the acquisition date, Red Hat shareholders received $190 per share in cash, representing a total equity value of approximately $34 billion. The company funded the transaction through a combination of cash on hand and proceeds from debt issuances. Refer to note P, “Borrowings,” for additional details on the financing of the transaction.

The following table reflects the breakdown of total consideration:

($ in millions)	Total Consideration
Cash paid for outstanding Red Hat common stock	$33,769
Cash paid for Red Hat equity awards	24
Cash paid to settle warrants	1,008
Cash consideration	$34,801
Fair value of stock-based compensation awards attributable to pre-combination services	174
Stock issued to holders of vested performance share units	45
Settlement of pre-existing relationships	60
Total consideration	$35,080

The following table reflects the purchase price and the resulting purchase price allocation as of December 31, 2019. The net purchase price adjustments recorded in the fourth-quarter 2019 were related to deferred tax assets and liabilities.

	Amortization	Allocated
($ in millions)	Life (in Years)	Amount
Current assets*		$3,186
Property, plant and equipment/noncurrent assets		939
Intangible assets
Goodwill	N/A	23,125
Client relationships	10	7,215
Completed technology	9	4,571
Trademarks	20	1,686
Total assets acquired		$40,722
Current liabilities**		1,378
Noncurrent liabilities		4,265
Total liabilities assumed		$5,642
Total purchase price		$35,080

*   Includes $2.2 billion of cash and cash equivalents.

** Includes $485 million of short-term debt related to the convertible notes acquired from Red Hat that were recognized at their fair value on the acquisition date, which was fully settled as of October 1, 2019.

N/A-Not applicable

The goodwill generated is primarily attributable to the assembled workforce of Red Hat and the increased synergies expected to be achieved from the integration of Red Hat products into the company’s various integrated solutions neither of which qualify as an amortizable intangible asset.

The overall weighted-average useful life of the identified amortizable intangible assets acquired was 10.9 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives, which approximates the pattern that the assets’ economic benefits are expected to be consumed over time. The following table presents the goodwill allocated to the segments as of December 31, 2019.

($ in billions)	Goodwill
Segment	Allocated*
Cloud & Cognitive Software	$18.5
Global Technology Services	3.1
Global Business Services	1.1
Systems	0.4
Total	$23.1

* It is expected that approximately seven percent of the goodwill will be deductible for tax purposes.

The valuation of the assets acquired and liabilities assumed is subject to revision. If additional information becomes available, the company may further revise the purchase price allocation as soon as practical, but no later than one year from Red Hat’s acquisition date. Any such revisions or changes may be material. The primary area of the purchase price allocation that is subject to revision relates to certain tax matters.

The company recognized acquisition-related costs, such as legal and advisory fees, of $189 million within SG&A in the Consolidated Income Statement for the year ended December 31, 2019. This included $55 million of amortized costs related to bridge term loan facility fees.

In addition, the company recognized compensation expense related to employee retention plans for the period beginning on the acquisition date through December 31, 2019 in the Consolidated Income Statement as follows:

($ in millions)	Compensation
Line Item	Expense*
Cost	$20
Selling, general and administrative expense	124
Research, development and engineering expense	86
Total	$230

* The remaining compensation expense of approximately $185 million associated with the retention plans will be recognized over the remaining requisite service periods, which range from six months to three years from the acquisition date.

The acquisition of Red Hat settled a pre-existing vendor/customer relationship in which the company had historically paid in advance for purchases of Red Hat products. Because the terms of the agreements were determined to approximate fair value at the acquisition date, the company did not recognize any gain or loss separately from the acquisition, and $60 million was transferred on the acquisition date as a part of the fair value consideration.

The Consolidated Income Statement includes revenue and a pre-tax loss attributable to Red Hat since the date of acquisition for the year ended December 31, 2019 of $945 million and $1,658 million, respectively. The pre-tax loss was primarily driven by the deferred revenue fair value adjustment, retention expenses, intangible asset amortization and deal fees. The pre-tax loss excludes interest expense.

The table below presents the supplemental consolidated financial results of the company on an unaudited pro forma basis, as if the acquisition had been consummated on January 1, 2018 through the periods shown below. The primary adjustments reflected in the pro forma results relate to: (1) the debt used to fund the acquisition, (2) changes driven by acquisition accounting, including amortization of intangible assets and the deferred revenue fair value adjustment, (3) employee retention plans, (4) elimination of intercompany transactions between IBM and Red Hat, and (5) the presentation of acquisition-related costs. Acquisition-related costs are non-recurring in nature and the pro forma net income amounts shown below include $374 million of these costs.

The unaudited pro forma financial information presented below does not purport to represent the actual results of operations that IBM and Red Hat would have achieved had the companies been combined during the periods presented and is not intended to project the future results of operations that the combined company may achieve after the acquisition. Historical fiscal periods are not aligned under this presentation. The unaudited pro forma financial information does not reflect any potential cost savings, operating efficiencies, long-term debt pay down estimates, suspension of IBM’s share repurchase program, financial synergies or other strategic benefits that may be realized as a result of the acquisition and also does not reflect any restructuring costs to achieve those benefits.

(Unaudited)

($ in millions)
For the year ended December 31:	2019	2018
Revenue	$79,628	$81,360
Net income	$9,723	$5,702

2018

In 2018, the company completed two acquisitions at an aggregate cost of $49 million. One acquisition was completed by the Cloud & Cognitive Software segment and one acquisition by the Global Business Services segment. These acquisitions did not have a material impact on the Consolidated Financial Statements.

2017

In 2017, the company completed five acquisitions for an aggregate cost of $134 million.

The Global Technology Services segment completed acquisitions of three businesses: in the first quarter, Agile 3 Solutions, LLC, a privately held business; in the third quarter, the cloud and managed hosting services business from a large U.S. telecommunications company, and Cloudigo Ltd., a privately held business. The Cloud & Cognitive Software segment completed the acquisition of one privately held business: in the second quarter, XCC Web Content & Custom Apps Extension from TIMETOACT Software & Consulting GmbH. Global Business Services completed the acquisition of one privately held business: in the fourth quarter, Vivant Digital.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2017.

	Amortization	Total
($ in millions)	Life (in Years)	Acquisitions
Current assets		$18
Fixed assets/noncurrent assets		69
Intangible assets
Goodwill	N/A	16
Completed technology	5	9
Client relationships	5–7	64
Patents/trademarks	1–5	1
Total assets acquired		$177
Current liabilities		(9)
Noncurrent liabilities		(34)
Total liabilities assumed		$(43)
Total purchase price		$134

N/A—Not applicable

The overall weighted-average life of the identified amortizable intangible assets acquired was 6.6 years. These identified intangible assets are amortized on a straight-line basis over their useful lives. Goodwill of $13 million and $3 million was assigned to the Global Technology Services segment and the Cloud & Cognitive Software segment, respectively. It was expected that approximately 50 percent of the goodwill will be deductible for tax purposes.

Divestitures

2019

Select IBM Software Products–On December 6, 2018, IBM and HCL Technologies Limited (HCL) announced a definitive agreement, in which HCL would acquire select standalone Cloud & Cognitive Software products for $1,775 million, inclusive of $150 million of contingent consideration. The transaction included commercial software, intellectual property and services offerings. In addition, the transaction includes transition services for IT and other services.

The transaction closed on June 30, 2019. The company received cash of $812 million at closing and $40 million of the contingent consideration in the third quarter of 2019. The company expects to receive an additional $813 million (net of any additional contingent consideration) within 12 months of closing. The outstanding contingent consideration is expected to be earned within 24 months of the closing. IBM will remit payment to HCL predominantly for servicing certain customer contracts until such contracts are terminated or entitlements are assumed by HCL. Cash of $174 million was remitted in the fourth quarter of 2019 related to deferred revenue that existed prior to closing. IBM expects to remit an additional $325 million of cash to HCL by the end of 2021. The company recognized pre-tax gains on the sale of $556 million at closing and $72 million in the third quarter of 2019. The total pre-tax gain on the transaction for the year ended December 31, 2019 was $626 million. The total gain on sale may change in the future due to contingent consideration or changes in other transaction estimates, however, material changes are not expected.

Select IBM Marketing Platform and Commerce Offerings–On April 4, 2019, IBM and Centerbridge Partners, L.P. (Centerbridge) announced a definitive agreement, in which Centerbridge would acquire select marketing platform and commerce offerings from IBM. The transaction included commercial software and services offerings. In addition, the company is providing Centerbridge with transition services including IT, supply chain management, and other services. Upon closing, Centerbridge announced that this business would be re-branded under the name Acoustic. The closing completed for the U.S. on June 30, 2019. The company expects a subsequent closing for the remaining countries to occur within 12 months of the U.S. closing. The timing of the subsequent closing is subject to change as more information becomes available. The company received a net cash payment of $240 million at the U.S. closing and expects to receive an additional $150 million within 36 months of the U.S. closing.

The company recognized an immaterial pre-tax gain on the sale on June 30, 2019. The amount of the pre-tax gain for the remaining countries will not be determinable until the valuation of the final balance sheet transferred is completed, however, it is not expected to be material.

The above two divested businesses are reported in Other–divested businesses. Refer to note D, “Segments” for additional information.

IBM Risk Analytics and Regulatory Offerings–On September 24, 2019, IBM and SS&C Technologies Holdings, Inc. (SS&C) entered into a definitive agreement in which SS&C would acquire certain Algorithmics and related assets from IBM. The content is reported in the Cloud & Cognitive Software segment. The transaction closed in the fourth quarter of 2019. The company recognized an immaterial pre-tax gain on the sale for the year ended December 31, 2019.

IBM Sales Performance Management Offerings–On November 20, 2019, IBM and Varicent Parent Holdings Corporation (Varicent) entered into a definitive agreement in which Varicent would acquire certain sales performance management assets from IBM. The content is reported in the Cloud & Cognitive Software segment. The initial closing of certain countries was completed on December 31, 2019. The company expects a subsequent closing for the remaining countries to occur within the first half of 2020. The company received a net cash payment of $230 million and recognized a pre-tax gain on the sale of $136 million for the year ended December 31, 2019. The amount of the pre-tax gain for the remaining countries will not be determinable until the valuation of the final balance sheet transferred is completed, however, it is not expected to be material.

In addition to the above, the company completed three divestitures reported in the Global Financing segment, the Global Business Services segment and the Other–divested businesses. The financial terms related to each of these transactions were not material.

The pre-tax gain recognized on the divestitures above was recorded in other (income) and expense in the Consolidated Income Statement.

2018 and 2017

The company had no divestitures in 2018. The company completed five divestitures in 2017, four of which were reported in the Cloud & Cognitive Software segment and one was a research-related divestiture. The financial terms related to these transactions were not material. Overall, the company recognized a pre-tax gain of $31 million related to these transactions in 2017.